================================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                          BIRMINGHAM UTILITIES, INC.
                          --------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required

    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration No.:

     3) Filing Party:

     4) Date Filed:
================================================================================

                           BIRMINGHAM UTILITIES, INC.

                           --------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           --------------------------



                                                        Ansonia, Connecticut
                                                        April 5, 2001

         Notice is hereby given that the Annual Meeting of Stockholders of Birmingham Utilities, Inc. (the "Company") will be held on Wednesday, May 9, 2001 at 2:00 p.m., at the principal office of the Company, 230 Beaver Street, Ansonia, Connecticut 06401, for the following purposes:

             (1) To elect ten directors of the Company to serve for the ensuing year;

             (2) To consider and vote on the approval of the Company's Stock Option Plan for Non-Employee Directors;

             (3) To consider and vote on the approval of Dworken, Hillman, LaMorte & Sterczala, P.C. as the Company's independent auditors for the year ending December 31, 2001; and

             (4) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.


         Stockholders of record at the close of business on April 2, 2001 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. All stockholders are cordially invited to attend the Annual Meeting in person. Stockholders who are unable to attend the Annual Meeting in person are requested to complete and date the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.



                                                        Anne A. Hobson
                                                        SECRETARY

                           BIRMINGHAM UTILITIES, INC.
                                230 BEAVER STREET
                           ANSONIA, CONNECTICUT 06401

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

                               GENERAL INFORMATION


PROXY SOLICITATION

         This proxy statement is furnished to the holders of common stock of Birmingham Utilities, Inc. (the "Company") in connection with the solicitation by our Board of Directors of proxies for use at the annual meeting of stockholders to be held on Wednesday, May 9, 2001, or at any adjournment of the annual meeting. The purposes of the meeting and the matters to be acted upon are described in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors is not currently aware of any other matters that will come before the meeting.

         Proxies for use at the meeting are being solicited by our Board of Directors. Proxies will be mailed to stockholders on or about April 5, 2001 and will be solicited chiefly by mail. We will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the meeting, our officers, agents and employees may communicate with stockholders, banks, brokerage houses and others by telephone, e-mail, facsimile, or in person to request that proxies be furnished. We will pay all expenses incurred in connection with this solicitation.

REVOCABILITY AND VOTING OF PROXY

         A form of proxy for use at the annual meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with our Secretary a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the meeting. Shares of common stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified. If no specifications are given, the proxies intend to vote the shares represented to approve Proposals No. 1, 2 and 3 as described in the accompanying Notice of Annual Meeting of Stockholders and in accordance with their best judgment on any other matters which may properly come before the meeting.

RECORD DATE AND VOTING RIGHTS

         Only stockholders of record at the close of business on April 2, 2001 are entitled to notice of and to vote at the annual meeting or any adjournment of the annual meeting. On March 15, 2001 there were 1,623,071 shares of common stock outstanding; each such share is entitled to one vote on each of the matters to be presented at the annual meeting. The holders of a majority of the outstanding shares of common stock, present in person or by proxy, will constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under Connecticut law, the effect of broker non-votes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority under the applicable rule of the American Stock Exchange. The effect of broker non-votes on the specific items to be brought before the annual meeting is discussed under each item.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         The By-laws provide for not less than seven nor more than fifteen Directors to be elected at the Annual Meeting of Stockholders, each to serve for the ensuing year and until his or her successor is elected and has qualified. The Board of Directors currently consists of ten persons. The names of the ten nominees for election as Directors are set forth below, and the following information is furnished with respect to them. All nominees except Ms. Klarides served as Directors in 2000 and were elected by the shareholders. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur. In the event any of these nominees will be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee.

         The nominees, their ages, the year in which each first became a director of the Company and their principal occupations or employment during the past five years are:

                                Year First           Principal Occupation
   Nominee             Age    Became Director     During the Past Five Years
   -------             ---    ---------------     --------------------------
   Michael J. Adanti    60         2000        President, Southern Connecticut
                                               State University since 1984.

   Mary Jane Burt       47         2000        Principal, The Laurel Group
                                               (Investment and Business
                                               Consultants) since 1998;
                                               Previously, President, Burt
                                               Medical Lab (1984-1998);
                                               Director, INSITE ONE since 1999.

   James E. Cohen       54         1982        Partner at Cohen & Thomas (law
                                               firm) in practice in Derby, CT
                                               since 1971.

   Betsy Henley-Cohn    48         1981        Chairwoman of the Board of
                                               Directors of the Company since
                                               1992; Chairperson/Treasurer,
                                               Joseph Cohn & Sons, Inc.
                                               (construction subcontractors)
                                               since 1979; Director, United
                                               Illuminating Corp. since 1990;
                                               Director, Aristotle Corp. since
                                               1995; Director, Citizens Bank of
                                               Connecticut (1997-1999).

   Alvaro da Silva      55         1997        President, DSA Corp. (a
                                               management company) since 1979;
                                               President B.I.D., Inc. (land
                                               development and home building
                                               company); Managing Partner,
                                               Connecticut Commercial Investors,
                                               LLC (a commercial real estate and
                                               investment partnership) since
                                               1976; Director of Great Country
                                               Bank (1991-1995)

   Themis Klarides      35         2001        Lawyer in Practice in Shelton
                                               since 1998; State Representative,
                                               114 District Connecticut General
                                               Assembly since 1998.

   Aldore J. Rivers     67         1986        Retired; President of the Company
                                               until September 30, 1998

   B. Lance Sauerteig   55         1996        Lawyer in Practice in Westport
                                               since 1995; Principal in BLS
                                               Strategic Capital, Inc.
                                               (financial and investment
                                               advisory company) since 1994;
                                               Principal in Tortoise Capital
                                               Partners, LLC (real estate
                                               investments) since 2000;
                                               Director, Offitbank (a New York
                                               based private investment
                                               management company) since 1990.

   Kenneth E. Schaible  59         1994        Bank Consultant and Real Estate
                                               Developer; previously, Senior
                                               Vice President, Webster Bank,
                                               1995-1996; President, Shelton
                                               Savings Bank and Shelton
                                               Bancorp., Inc. 1972-1995.

   John S. Tomac        47         1999        President of Company since
                                               October 1, 1998; Vice President
                                               of Company December 1,
                                               1997-September 30, 1998;
                                               Treasurer of the Company since
                                               December 1997; Assistant
                                               Controller, BHC Company,
                                               1991-1997.

INFORMATION REGARDING BOARD OF DIRECTORS

         The Board of Directors' Executive Committee consisted of Ms. Henley-Cohn, Messrs. Tomac, Rivers, Cohen and Sauerteig. That Executive Committee reviews strategic planning alternatives, recommends to and advises the Board of Directors on financial policy, issuance of securities and other high priority issues. The Executive Committee met five times in 2000.

         The Board of Directors' Audit Committee consisted of Messrs. Schaible, da Silva and Ms. Burt, during 2000. The Audit Committee met two times in 2000. The Audit Committee recommends to the Board of Directors the appointment of our independent auditors and reviews the degree of their independence; approves the scope of the audit engagement, including the cost of the audit; reviews any non-audit services rendered by the auditors and the fees therefor; reviews with the auditors and management our policies and procedures with respect to internal accounting and financial controls and, upon completion of an audit, the results of the audit engagement; and reviews internal accounting and auditing procedures with our financial staff and the extent to which recommendations made by the independent auditors have been implemented. All members of the Audit Committee are independent as defined in the listing standards of the American Stock Exchange. On June 13, 2000, the Board of Directors adopted an Audit Committee Charter that meets the requirements of the Securities and Exchange Commission (the "SEC") and the American Stock Exchange. A copy of the Audit Committee Charter is attached as Exhibit A to the electronic version of this proxy statement filed with the SEC.

         The Board of Directors' Personnel and Pension Committee consisted of Messrs. Sauerteig, Rivers, Adanti, Schaible and Ms. Burt and performs the function of reviewing executive officer compensation and proposing the same to the full Board of Directors for action. It also proposes to the full Board overall payroll pool levels and pension plan arrangements for all employees. The Personnel and Pension Committee met 5 times in 2000.

         The Committee on Directors consisted of Messrs. Cohen, Schaible and Ms. Henley-Cohn. That Committee makes recommendations to the Board of Directors for Board replacements when they become available and for compensation levels for the Board of Directors. The committee met one time in 2000. Ms. Henley-Cohn is Ex-officio on all other Committees. Mr. David Silverstone was a member of the Executive and Audit committees in 2000, but resigned as a Board member in December of 2000. Ms. Themis Klarides was elected to fill the unexpired term and will serve on the Pension and Personnel Committee in 2001.

         In 2000, eight meetings of the Board of Directors were held, and all Directors attended at least 75% of the meetings of the full Board and Committees on which they served except Mr. da Silva attended four Board of Directors' meetings and two Audit Committee meetings and Ms. Burt attended four Board of Directors' meetings and two Personnel and Pension Committee meetings.

         Mr. Cohen is a partner in the law firm of Cohen & Thomas, which has represented the Company on occasion in past years; the Company may continue to employ that firm on occasion in the future.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The Company's Directors, except for Ms. Henley-Cohn, Mr. Tomac and Mr. Rivers, received an annual fee of $4,000 plus $600 for each full Board meeting and $400 for each Committee meeting actually attended in 2000. Mr. Rivers received $30,000 as a consulting fee which included his director and committee fees.

VOTE REQUIRED

         The nominees receiving the affirmative vote of holders of a majority of the shares of common stock issued, outstanding and entitled to vote, present or represented at the meeting, a quorum being present, shall be elected as directors. Broker non-votes with respect to this matter will be treated as neither a vote "for" or a vote "against" the matter, although they will be counted in determining if a quorum is present. However, instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will be considered in determining the number of votes required to attain a majority of the shares present or represented at the meeting and entitled to vote. Accordingly, an instructions to withhold authority by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" the nominee because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve the nominee.

         THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 1 - ELECTION OF DIRECTORS" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                             EXECUTIVE COMPENSATION

RETIREMENT PLAN

         The Company has a noncontributory defined benefit plan which covers substantially all employees. The benefits are primarily based on years of service and the employee's compensation. Pension expense includes the amortization of a net transition obligation over a twenty-three year period. The Company's funding policy is to make annual contributions in an amount that approximates what was allowed for rate making purposes consistent with ERISA funding requirements. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future.

EMPLOYMENT CONTRACTS

JOHN S. TOMAC

         Effective October 1, 1998, we entered into an employment agreement with John S. Tomac, our President. The agreement has a three-year term with automatic three-year extensions upon the first day of each succeeding calendar month to end three years from each such date of extension unless either party gives written notice that the agreement will no longer be automatically extended. The employment agreement terminates upon the death or Mr. Tomac or upon mutual agreement of the parties. The agreement can be terminated by the Company: (i) for "cause" (as defined in the employment agreement), (ii) in the event Mr. Tomac becomes disabled, or (iii) without cause during the first six month period of each term; provided however, that if Mr. Tomac is terminated without cause during such term, he is entitled to receive a severance package equal to his base salary plus benefits for one year from the date of such termination. This agreement may also be terminated by Mr. Tomac in the event of a Change of Control (as defined in the employment agreement) of the Company or in the event Company breaches this agreement.

         The employment agreement provides for an annual salary of $100,000 which shall be reviewed by the Board of Directors. In addition, under the agreement, the Company agrees to provide an automobile for Mr. Tomac and agrees to pay all expenses in connection with the operation of the vehicle, including fuel expenses. The Company agrees to reimburse Mr. Tomac for all reasonable expenses incurred by him in the performance of his duties under this agreement and also agrees to provide him with an office and secretarial facilities necessary to perform such duties. Pursuant to the employment agreement, Mr. Tomac is entitled to four weeks paid vacation, to be taken each year and is also entitled to participate in any employee welfare and retirement plan or program of the Company available generally to its employees including hospital, medical and dental benefits.

         According to the employment agreement, the Company agrees to indemnify Mr. Tomac to the fullest extent possible under Connecticut law against all costs, charges and expenses whatsoever incurred by him or his legal representative in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a director, officer or employee of the Company or his serving or having served any other enterprise as a director, officer or employee at the request of the Company. In addition. Mr. Tomac is entitled to the protection of any insurance policies the Company may elect to maintain generally for the benefit of its directors and officers with respect to such costs, charges and expenses.

EXECUTIVE OFFICERS: ANNUAL AND LONG-TERM EXECUTIVE COMPENSATION

         The following table sets forth the annual and long-term compensation paid or accrued by the Company to those persons who were the Chief Executive Officer and the executive officers of the Company at the end of 2000 whose total annual salary exceeded $100,000 (collectively, the "Named Executive Officers"), for services rendered by them in all capacities in which they served the Company during 1998, 1999 and 2000.

                           SUMMARY COMPENSATION TABLE

                              ANNUAL COMPENSATION  LONG-TERM COMPENSATION AWARDS
                              -------------------  -----------------------------
                                                      SECURITIES UNDERLYING
NAME AND PRINCIPAL POSITION   YEAR     SALARY ($)        OPTIONS/SARS (#)
---------------------------   ----     ----------        ----------------
John  S. Tomac,               2000      $109,727                ---
President and Director        1999      $105,098                ---
                              1998       $89,399              20,000

Betsy Henley-Cohn,            2000       $61,000                ---
Chairwoman of the             1999       $61,000                ---
Board                         1998       $52,719                ---
and Chief Executive Officer


         No grants of stock options were made during the year ended December 31, 2000 to the named executive officers.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                     SHARES        VALUE        NUMBER OF SECURITIES          VALUE OF UNEXERCISED IN-
                   ACQUIRED ON    REALIZED     UNDERLYING  UNEXERCISED      THE-MONEY OPTIONS AT FISCAL
                   EXERCISE (#)     ($)      OPTIONS AT FISCAL YEAR-END(#)            YEAR-END($)
                   ------------     ---      -----------------------------            -----------
NAME                                          EXERCISABLE  UNEXERCISABLE     EXERCISABLE  UNEXERCISABLE
----                                          -----------  -------------     -----------  -------------
John. S. Tomac         794        $6,104         11,206        8,000           $140,075      $100,000
Betsy Henley-Cohn       0           --             0            0                 --            --

PERSONNEL AND PENSION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Board of Directors' Personnel and Pension Committee consisted of Messrs. Sauerteig, Rivers, Adanti and Ms. Burt. Mr. Aldore J. Rivers was the President of the Company until September 30, 1998.

PERSONNEL AND PENSION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Board of Directors' Personnel and Pension Committee is comprised of five independent non-employee directors. As members of the Personnel and Pension Committee, it is our responsibility to administer the Company's executive compensation programs, monitor corporate performance and its relationship to compensation of executive officers, and make appropriate recommendations concerning matters of executive compensation.

Compensation Policies
---------------------

         We have formulated a compensation philosophy which is designed to enable us to attract, retain and reward capable employees who can contribute to the success of the Company, principally by setting base salaries at the median of the marketplace. Four key principles serve as the guiding framework for compensation decisions for all employees of the Company:

             o To attract and retain the most highly qualified management and employee team.

             o To pay competitively compared to similar water utility companies.

             o To motivate senior executives to achieve the Company 's annual and long-term business goals by providing equity-based incentive opportunities.

             o To strive for fairness in administration by emphasizing performance related contributions as the basis of pay decisions.

         To implement these policies, we have designed the framework for a three-part executive compensation program consisting of base salary, long-term incentive opportunities for senior management, and other employment benefits.

         BASE SALARY. We will seek to maintain levels of compensation that are competitive with similar water utilities companies. The Company's philosophy regarding base salaries is conservative, and will seek to maintain salaries for the aggregate officer group at approximately the competitive industry average. Periodic increases in base salary will relate to individual contributions evaluated against established objectives, length of service, and the industry's annual competitive pay practice movement. We have determined that base salary for 2000 for our former Chief Executive Officer and for the other executive officers was generally at or below the competitive industry average.

         LONG TERM INCENTIVES. We believe that the pay program should provide executives with an opportunity to increase their ownership and potentially gain financially from the Company's stock price increases. By this approach, the best interests of stockholders and executives will be closely aligned. Therefore, Company executives are eligible to receive stock options, giving them the right to purchase shares of common stock at a specified price in the future. We believe that the use of stock options as the basis for long-term incentive compensation meets our defined compensation strategy and business needs of the Company by achieving increased value for stockholders and retaining key employees.

         OTHER BENEFITS. Our philosophy is to provide competitive health- and welfare-oriented benefits to executives and employees, but to maintain a conservative posture relative to executive benefits. Consistent with industry practices, we provide a company automobile to certain executive officers.

Compliance With Section 162(m) of the Internal Revenue Code
-----------------------------------------------------------

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a public corporation for compensation over $1 million paid to a corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the cap if certain requirements are met. We intend to structure the compensation of our executive officers in a manner that should ensure that the Company does not lose any tax deductions because of the $1 million compensation limit in the foreseeable future.

         The salaries for our highest paid executives will be set, based on independent studies, at levels approximating the average for companies of comparable size in similar industries and are not expected to approach $1 million in the foreseeable future. We are a proponent of using more performance and equity-based compensation, which can often be designed to ensure that tax deductibility is not compromised.

2000 Compensation for the Chief Executive Officer
-------------------------------------------------

         In 2000, Betsy Henley-Cohn received an annual base salary of $61,000. No option or restricted stock grants were made to Ms. Henley-Cohn in 2000, since the Committee believed that the stock option grants previously made to Ms. Henley aligned her interests with those of the stockholders.

Summary
-------

         The Board of Directors' Personnel and Pension Committee believes that we have implemented a comprehensive compensation program for Company executives that is appropriate and competitive with the total compensation programs provided by other similar water utility companies with which we compete. We believe our compensation philosophy ties compensation to stockholder returns and thereby links compensation to the achievement of annual and longer-term operational results of the Company on behalf of our stockholders. We look forward to providing the stockholders with an update in our next annual report to you.


                                Personnel and Pension Committee
                                of the Board of Directors

                        - B. Lance Sauerteig
                        - Aldore J. Rivers
                        - Michael J. Adanti
                        - Kenneth E. Schaible
                        - Mary Jane Burt

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the American Stock Exchange. Executive officers, directors and greater than ten percent beneficial owners are required by the SEC to furnish us with copies of all Section 16(a) forms they file.

         Based upon a review of the copies of these forms furnished to us and written representations from our executive officers and directors, we believe that during fiscal 2000 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

COMPANY PERFORMANCE

         The following graph shows the cumulative total stockholder return on the Company common stock since January 1, 1996, compared to the returns of the American Stock Exchange Market Value Index, and a peer group consisting of the reporting companies in SIC Code 4941 - Water Supply Companies.

                           BIRMINGHAM UTILITIES, INC.
                COMPARISON OF CUMULATIVE TOTAL RETURN 1/96-12/00
                  VS AMERICAN STOCK EXCHANGE MARKET VALUE INDEX
                      AND SIC 4941 - WATER SUPPLY COMPANIES

                               STOCK PERFORMANCE

                           [LINE GRAPH APPEARS HERE]

       Assumes $100 invested January 1, 1996 in the Company common stock, American Stock Exchange Market Value Index and SIC 4941- Water Supply Companies assumes dividend reinvestment.

                            12/95    12/96    12/97    12/98    12/99    12/00
-------------------------- -------- -------- -------- -------- -------- --------
THE COMPANY                $100     100.10   162.80   275.84   510.74   287.87
-------------------------- -------- -------- -------- -------- -------- --------
WATER SUPPLY               $100     121.35   163.45   204.95   203.41   246.48
-------------------------- -------- -------- -------- -------- -------- --------
AMEX MARKET INDEX          $100     105.52   126.97   125.25   156.15   154.23
-------------------------- -------- -------- -------- -------- -------- --------

                                 STOCK OWNERSHIP

PRINCIPAL STOCKHOLDERS

         The following tables set forth information as of March 15, 2001 with respect to the only persons known to us to be the beneficial owners (for purposes of the rules of the SEC) of more than 5% of the outstanding shares of our common stock as of that date.

NAME AND ADDRESS OF                      AMOUNT AND NATURE OF
BENEFICIAL OWNERS                        BENEFICIAL OWNERSHIP   PERCENT OF CLASS
-----------------                        --------------------   ----------------
Group consisting of Cohn Realty &
Investment, Betsy Henley-Cohn, William
Swift as custodian for Jesse                    224,524               12.1%
Henley-Cohn, Betsy Cohn Spray Trust and
Betsy Cohn Income Trust, 80 Hamilton
Street, New Haven, Connecticut 06511

(1) Of the 224,524 shares owned by this Group, Betsy Henley-Cohn owns 20,000 shares, Cohn Realty & Investment (a Connecticut general partnership consisting of three investment trusts whose managing agent is Betsy Henley-Cohn, whose beneficiaries are certain members of the Cohn Family and whose Trustees are Rhoda Cohn and Stanley Bergman) has beneficial ownership of 72,000 shares; William Swift, as custodian for Jesse Henley-Cohn, has beneficial ownership of 45,028 shares; Betsy Cohn Spray Trust has beneficial ownership of 65,376 shares; Betsy Cohn Income Trust has beneficial ownership of 22,120 shares; Betsy Henley-Cohn has either a controlling or a beneficial interest in Cohn Realty & Investment, Betsy Cohn Spray Trust and Betsy Cohn Income Trust. No member of the Group owns or has the right to acquire, directly or indirectly, any other shares. Unless otherwise indicated, the named beneficial owner of the shares has sole voting and dispositive power with respect thereto. The information set forth in this footnote is derived from filings with the Securities and Exchange Commission made by the Group and from other information available to the Company.

         The following table sets forth certain information concerning ownership of the Company's shares by the Company's officers and directors.

                             Common Shares Beneficially
Name                        Owned As of March 15, 2001(1)   Percent of Class (2)
--------------------------  -----------------------------   --------------------
Michael J. Adanti                   4,650                            *

Mary Jane Burt                      2,000                            *

James E. Cohen                      77,596 (3)                      4.75%

Betsy Henley-Cohn                   224,524 (4)                    12.1%

Alvaro da Silva.                    12,400                           *

Themis Klarides                     200                              *

Aldore J. Rivers                    14,312                           *

B. Lance Sauerteig                  10,400                           *

Kenneth E. Schaible                 12,960                           *

John S. Tomac                       20,000                          1.21%

Executive Officers, Directors       378,842                         22.44%
and Nominees as a group, 10 in
number
--------------------------------------------------------------------------------
*  Less than 1%

     (1) Includes options to purchase shares of common stock exercisable within 60 days of April 2, 2000, the record date for the Company's 2001 Annual Meeting of Stockholders (the "Record Date"), as follows: Mr. Cohen, 10,000; Mr. da Silva, 10,000 plus 2,000 shared voting; Mr. Rivers, 6,312; Mr. Sauerteig, 10,000; Mr. Schaible, 10,000 and Mr. Tomac 19,206.

     (2) For the purpose of calculating the percentage of common stock beneficially owned (a) by the individual persons listed in the table, the number of options held by such person is included in both the number of shares beneficially owned by the person and in the total number of shares outstanding in the class with respect to the individual person's percentage calculation, and (b) by the directors and officers as a group, the total number of shares beneficially owned by the group and the total number of shares outstanding includes the 65,518 shares issuable upon the exercise of options exercisable by all persons in the group within 60 days of the Record Date.

     (3) Includes 64,196 shares held by Mr. Cohen as Trustee for the David B. Cohen Family Trust, and 3,400 shares held in a brokerage custodial account for Mr. Cohen's benefit.

     (4) Ms. Henley-Cohn is a member of the shareholder group described in the preceding table. The 224,524 shares set forth in this table is the aggregate number of shares held by all of the members of the group. See note (1) to the preceding table for information concerning shares beneficially held by Ms. Henley-Cohn.

PROPOSAL NO. 2 - APPROVAL OF THE BIRMINGHAM UTILITIES, INC. STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

         The Board of Directors recommends that the shareholders approve the Birmingham Utilities, Inc. Stock Option Plan for Non-Employee Directors (the "Director Plan"). The Director Plan was adopted by the Board of Directors on September 6, 2000, subject to approval by the shareholders of the Company at the Annual Meeting in May 2001 and by the Department of Public Utility Control ("DPUC"). The Director Plan will facilitate the acquisition of Company common stock by non-employee directors and enhance the Company's ability to attract and retain qualified, experienced directors. The Company believes that increased share ownership of directors more closely aligns shareholder and director interests by encouraging a greater focus on profitability of the Company and the performance of its common stock. The text of the Director Plan appears in Exhibit B to the electronic version of this Proxy Statement filed with the SEC. The summary of its principal features which follows is subject to the specific provisions contained in the full text. Proxies solicited hereby will be voted for the adoption of the Director Plan unless the shareholder specifies otherwise.

         The Company will shortly request the DPUC's approval of the Director Plan. Although no assurances can be given, the Company is aware of no reason why the DPUC should not approve the Director Plan.

SUMMARY OF THE PLAN

         SHARES SUBJECT TO OPTIONS. The Director Plan covers the maximum of 60,000 shares or 3.70% of the 1,623,071 total shares currently outstanding of the Company's common stock (subject to adjustment for stock splits or similar capitalization changes) pursuant to which non-employee directors of the Company are eligible to receive stock options that do not qualify as incentive options ("non-qualified options"). The Director Plan is administered by the Personnel and Pension Committee of the Board of Directors. The purpose of the Director Plan is to promote the interests of the Company and its shareholders by encouraging non-employee directors of the Company to have a direct and personal stake in the performance of the Company's common stock and the criteria to be utilized by the Personnel and Pension Committee in granting options pursuant to the Director Plan will be consistent with these purposes. There are currently 8 directors eligible to receive grants under the Director Plan.

         ELIGIBILITY AND ADMINISTRATION. Only non-employee directors of the Company who became directors after December 31, 1999 are eligible to receive options under the Director Plan. It is expected that three directors will be eligible to participate during the first year of the Director Plan. The Director Plan will be administered by the Committee. No director may participate in any decision relating exclusively to an option granted to that director.

         STOCK OPTIONS. The Director Plan provides that, on September 6, 2000, each non-employee director of the Company was granted (subject to approval of the Director Plan by the shareholders of the Company and the DPUC) an option to purchase 2,500 shares of common stock. Commencing on August 1, 2001 and on each August 1st thereafter during the term of the Director Plan, each non-employee director of the Company shall automatically be granted an option to purchase 2,500 shares of the Company's common stock. Notwithstanding the above formula, no non-employee director shall receive options under the Director Plan to purchase more than an aggregate amount of 10,000 shares of common stock. The exercise price for each option will be the greater of the fair market value of the Company's common stock on the date of grant or the par value of the common stock, if any, on the date of exercise. The Company's common stock currently has no par value. Options will be exercisable in full following two years from their grant date and shall expire ten years from the grant date. However, options become immediately exercisable in full upon the director's withdrawal from the Board of Directors due to death, disability or retirement as defined in the Director Plan. Payment of the exercise price may be made in cash, previously acquired shares of common stock equal in value to the exercise price or a combination of cash and common stock. All unexercised options terminate three months after the date a grantee leaves the Board of directors, provided that such awards may be exercised during certain longer periods contained in the Director Plan following the grantee's death, disability or retirement.

         DURATION. The term during which awards may be granted under the Director Plan will expire September 6, 2010.

         TRANSFER OF OPTIONS. Options granted under the Director Plan are not transferable except upon the death of the director or pursuant to a qualified domestic relations order, and are exercisable during the director's lifetime only by the director or his or her guardian or legal representative.

         AMENDMENT AND DISCONTINUANCE. The Board of Directors may discontinue or amend the Director Plan at any time. However, without shareholder approval, the Board of Directors may not amend the Director Plan to increase the number of shares of common stock as to which options may be granted under the Director Plan, modify the requirements for participation in the Director Plan, extend the term of the Director Plan or the options periods provided therein, or decrease the option price or otherwise materially increase the benefits under the Director Plan. The Director Plan may not be amended more often than once every six months except to comply with changes in tax laws.

FEDERAL INCOME TAX CONSEQUENCES

         Under current tax law, there are no Federal income tax consequences to either the director or the Company on the grant of non-qualified options if granted under the terms set forth in the Plan. Upon exercise of a non-qualified option, the excess of the fair market value of the shares subject to the option over the option price (the "Spread") at the date of exercise is taxable as ordinary income to the optionee in the year it is exercised and is deductible by the Company as compensation for Federal income tax purposes, if Federal income tax is withheld on the Spread. However, if the shares are subject to vesting restrictions conditioned on future employment or the holder is subject to the short-swing profits liability restrictions of Section 16(b) of the Exchange Act (i.e., is an executive officer, director or 10% stockholder of the Company), then taxation and measurement of the Spread is deferred until such restrictions lapse, unless a special election is made under Section 83(b) of the Code to report that income currently without regard to the restrictions. The optionee's basis in the shares will be equal to the fair market value on the date taxation is imposed and the holding period commences on that date.

         At the time of sale of shares received upon exercise of an option, any gain or loss is long-term or short-term capital gain or loss, depending upon the holding period. The holding period for long-term capital gain or loss treatment is more than one year.

         The foregoing is not intended to be an exhaustive analysis of the tax consequences relating to stock options issued under the Director Plan. For instance, the treatment of options under state and local tax laws, which is not described above, may differ from the treatment for Federal income tax purposes.

VOTE REQUIRED

         The affirmative vote of holders of a majority of the shares of common stock issued, outstanding and entitled to vote, present or represented at the meeting, a quorum being present, is required for the adoption of this proposal. Broker non-votes with respect to this matter will be treated as neither a vote "for" or a vote "against" the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 2 - APPROVAL OF THE BIRMINGHAM UTILITIES, INC. STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

PROPOSAL NO. 3 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         Our Board of Directors has selected Dworken, Hillman, LaMorte & Sterczala, P.C. as our independent auditors for the year ending December 31, 2001, and has directed that management submit the selection of independent auditors for ratification by stockholders at the annual meeting. Representatives of Dworken, Hillman, LaMorte & Sterczala, P.C. will be present at the Annual Meeting to respond to questions of shareholders, but, although they have been offered the opportunity to do so, they do not otherwise propose to make any statement.

         Stockholder ratification of the selection of Dworken, Hillman, LaMorte & Sterczala, P.C. as our independent auditors is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Dworken, Hillman, LaMorte & Sterczala, P.C. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection were ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

VOTE REQUIRED

         The affirmative vote of holders of a majority of the shares of common stock issued, outstanding and entitled to vote, present or represented at the meeting, a quorum being present, is required for the adoption of this proposal. Broker non-votes with respect to this matter will be treated as neither a vote "for" or a vote "against" the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 3 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                                 AUDITOR MATTERS

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee reviews The Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

         In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements for the fiscal year ended December 31, 2000. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has also considered whether the independent auditors provision of information technology services and other non-audit services to the Company is compatible with the auditor's independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements for the fiscal year ended December 31, 2000 be included for filing in the Company's annual report on SEC Form 10-K for the year ended December 31, 2000.


                                Audit Committee of the Board of Directors

                                - Kenneth E. Schaible
                                - Alvaro da Silva
                                - Mary Jane Burt


AUDIT FEES

         The aggregate fees billed to the Company by our auditors Dworken, Hillman, LaMorte & Sterczala, P.C. for professional services rendered in connection with the audit of our annual financial statements for the 2000 fiscal year and the reviews of the interim financial statements included in our 10-Qs were $56,000.

ALL OTHER FEES

         The aggregate fees billed to the Company for professional services rendered in 2000 by our auditors Dworken, Hillman, LaMorte & Sterczala, P.C., other than for services specifically described above, were $10,320.

                              CERTAIN TRANSACTIONS

         Mr. Cohen is a partner in the law firm of Cohen & Thomas, which has represented the Company on occasions in past years; the Company may continue to employ that firm on occasion in the future.

                              STOCKHOLDER PROPOSALS

         All stockholder proposals which are intended to be presented at the 2002 annual meeting of stockholders must be received by us no later than December 6, 2001 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                 OTHER BUSINESS

         The Board of Directors knows of no other business to be acted upon at the annual meeting. However, if any other business properly comes before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

         Our annual report, including financial statements, for the year 2000 is enclosed with this proxy mailing but is not a part of the proxy soliciting material. The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the annual meeting, please sign the proxy and return it in the enclosed envelope.


                                             By Order of the Board of Directors

                                             ANNE A. HOBSON
                                             SECRETARY

Dated:  April 5, 2001

                                    EXHIBIT A
                             AUDIT COMMITTEE CHARTER
                           BIRMINGHAM UTILITIES, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I.       PURPOSE

                  The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the integrity of the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit committee's primary duties and responsibilities are to:

            o Serve as an independent and objective party to monitor the
              Corporation's financial reporting process and internal control system.

            o Review and appraise the audit efforts of the Corporation's independent accountants.

            o Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter. While the Audit Committee has the responsibilities and powers set forth in Section IV, it is not the duty of the Audit

         Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

II       COMPOSITION

                  The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Directors with any of the following five relationships will not be considered independent: (1) employment by the corporation for the current year or any of the past three years; (2) acceptance of any compensation from the corporation in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation; (3) member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation as an executive officer;
         (4) partnership in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed five percent of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or (5) employment as an executive of another entity where any of the company's executives serve on that entity's compensation committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand fundamental financial statements including the Corporation's balance sheet, shareholders' equity statement, income statement and cash flow statement. At least one member of the Committee shall have accounting or related financial management expertise which includes accounting experience in finance and accounting requisite professional certification in accounting or other comparable experience or background which results in financial sophistication including past employment being or having been a chief executive officer, chief financial officer or other senior official with financial oversight responsibilities. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

         The members of the Committee shall be elected by the Board at the annual organizational meeting of the board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III      MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee shall meet with the independent accountants and management quarterly to review the Corporation financials consistent with IV.3. below.

IV       RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit committee shall:


         Documents/Reports Review:
         -------------------------

              1. Review and update this charter periodically, at least annually, as conditions dictate.

              2. Review and discuss with management and the independent accountants, the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

              3. Review the 10-Q prior to its filing or prior to the release of earnings.

              4. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

         Independent Accountants:
         ------------------------

              5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should obtain a formal written statement delineating all relationships between the independent accountants and the Corporation and review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

              6. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

              7. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

              8. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements. Discussions should include significant accounting policies, management's judgments and accounting estimates and significant audit adjustments.

         Financial Reporting Processes:
         -----------------------------

              9. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

              10. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting. Discussions should include: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

              11. Consider and approve, if appropriate, major changes to the
                  Corporation's auditing and accounting principles and practices as suggested by the independent accountants and management.

              12. Review the significant reports to management prepared by the internal auditing department and management's responses.

         Process Improvement:
         --------------------

              13. Establish regular and separate systems of reporting to the
                  Audit committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

              14. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

              15. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

              16. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as described by the Committee.)

              17. Review the appointment and replacement of the senior internal auditing executive.

         Ethical and Legal Compliance:
         -----------------------------

              18. Establish, review and update periodically a Code of Ethical
                  Conduct and ensure that management has established a system to enforce this Code.

              19. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

              20. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

              21. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the organization's financial statements.

              22. Perform any other activities consistent with this Charter, the
                  Corporation's By-laws and governing law, as the Committee or the Board deems necessary and appropriate.

                                    EXHIBIT B

                                STOCK OPTION PLAN
                           BIRMINGHAM UTILITIES, INC.
                           FOR NON-EMPLOYEE DIRECTORS

1.       Purpose.

         The purpose of the Birmingham Utilities, Inc. Stock Option Plan for Non-Employee Directors (the "Plan") is to promote the interests of Birmingham Utilities, Inc. (the "Company') and its shareholders by encouraging Non-Employee Directors of the Company to have a direct and personal stake in the performance of the Company's Common Stock.

2.       Definitions.

         Unless the context clearly indicates otherwise, the following terms have the meanings set forth below. Whenever applicable, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

         "Board of Directors" or "Board" means the Board of Directors of the Company.

         "Business Day" shall mean any day except Saturday, Sunday or a legal holiday in the State of Connecticut.

         "Code" means the Internal Revenue Code of 1986, as amended, now in effect or as amended from time to time and any successor provisions thereto.

         "Committee" means the Personnel and Pension Committee of three or more members appointed by the Board of directors and selected from those directors who are not employees of the corporation, its parent or any Subsidiary, as defined in Section 424(e) and (f) of the code. The Board may at any time and from time to time remove any member of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

         "Common Stock" means the common stock, without par value, of the Company.

         "Company" means Birmingham Utilities, Inc., a Connecticut corporation.

         "Disability", as applied to a Grantee, shall have the meaning set forth in Section 22(e)(3) of the Code.

         "Fair Market Value" of a share of Common Stock on any particular date is the average of the high and low sales price of a share of Common Stock on the American Stock Exchange (or any exchange on which the common Stock is then traded) as reported for that date by AMEX or, if no sales price is reported for that date, the average bid quotation for the Common Stock on that date as reported by AMEX; provided, however, that if no such sales or quotation are reported by AMEX for such date, the Fair Market Value of a share of Common Stock on such date shall be the average of the high and low sales price or, if no sales price is reported for that date, the average bid quotation as reported by AMEX for the first Business Day immediately after such date on which such sales or quotation are reported.

         "Grant Date", as used with respect to a particular Option, means the date on which such Option is granted pursuant to the Plan.

         "Grantee" means the Non-Employee Director to whom an Option is granted pursuant to the Plan.

         "Option" means an option granted pursuant to the Plan to purchase shares of common Stock, which shall be a non-qualified stock option, not intended to qualify as incentive stock options under Section 422 of the Code.

         "Non-Employee Director" shall mean a member of the Board of Directors who is not an employee of the company or any Subsidiary.

         "Plan" means the Birmingham Utilities, Inc. Stock Option Plan for Non-Employee Directors as set forth herein and as amended from time to time.

         "Retirement" as applied to a Non-Employee director, shall mean when a Grantee ceases to serve as a member of the Board following attaining seventy (70) years of age.

         "Subsidiary" shall mean a "subsidiary corporation" of the company as defined in Section 425(f) of the Code.

         "The 1934 Act" means the Securities Exchange Act of 1934, as amended, now in effect or as amended from time to time and any successor provisions thereto.

3.       Administration.

         (a) General. The Plan shall be administered by the Committee, which shall have full power and authority, subject to the provisions of the Plan, to supervise administration of the Plan and interpret the provisions of the Plan and any Options granted hereunder. Any decision by the Committee shall be final and binding on all parties. No member of the Committee shall be liable for any determination, decision or action made in good faith with respect to the Plan or any Options under the Plan. The committee may delegate any of such responsibilities to one or more agents and may retain advisors to advise it. No Grantee shall participate in the decision of any questions relating exclusively to an Option granted to that Grantee.

         (b) Rules and Interpretation. The Committee shall be vested with full authority to make such rules and regulations, as it deems necessary to administer the Plan and to interpret and administer the provisions of the Plan in a uniform manner. Any determination, decision or action of the Committee in Connecticut with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding on all parties. The Committee's administrative functions shall be ministerial in nature in view of the Plan's explicit provisions including those related to eligibility for, timing, price and amount of Option grants.

4.       Eligibility.

                  The persons eligible to receive Options under the Plan are the Non-Employee Directors of the Company.

5.       Effective Date of the Plan and Term of Option Period.

                  The plan shall become effective upon its adoption by the Board of Directors, provided, that no Option granted pursuant to the Plan shall be exercised or will vest prior to (1) the approval of the Plan by the Company's shareholders within twelve (12) months of its adoption by the Board, and (32) the approval of the Plan by the Connecticut Department of Public Utility Control. The term during which awards may be granted under the Plan shall expire on the tenth anniversary of the adoption of the Plan by the Board of Directors. Subject to the provisions of Article 12 hereof, the period during which an Option granted under the Plan may be exercised shall expire on the tenth anniversary of the Grant Date of the Option.

6.       Shares Subject to the Plan.

                  The shares of common Stock that may be delivered upon the exercise of Options under the Plan shall be shares of the Company's authorized common Stock and may be unissued shares or reacquired shares, as the Board of directors may from time to time determine. Subject to adjustment as provided in Article 13 hereof, the aggregate number of shares to be delivered under the Plan shall not exceed 60,000 shares. If any shares are subject to an Option which for any reason expires or terminates during the term of the Plan prior to the issuance of such shares, the shares subject to but not delivered under such Option shall be available for issuance under the Plan. If, on any

         Grant Date, the aggregate number of shares of common Stock subject to Option grants on that date exceeds the remaining number of shares of Common Stock subject to Option grants on that date exceeds the remaining number of shares reserved for issuance under the Plan, the number of Option shares awarded to each Non-Employee Director to whom Options shall be granted on such date shall be reduced pro rata so that the aggregate number of Option shares awarded to such Non-Employee Directors equals the number of reserved shares of Common Stock remaining under the Plan.

7.       Options.

         (a)Grant of Options. On September 6, 2000, each Non-Employee Director of the Company who became a Director after December 31, 1999, shall be granted an Option, upon the terms and conditions specified in the Plan, to purchase 2,500 shares of common Stock. Commencing on August 1, 2001 and on each August 1st thereafter (or, if August 1st is not a Business Day, the first preceding Business Day) during the term of the Plan, each Non-Employee director of the company shall automatically be granted a stock option to purchase 2,500 shares of common Stock upon the terms and conditions specified in the Plan. Notwithstanding the foregoing provisions of this paragraph, no Non-Employee Director shall receive Options under the Plan to purchase more than an aggregate amount of 10,000 shares of Common Stock.

         (b)Terms of Options. Each Option granted under the Plan shall have the following terms and conditions:

         (i) Price. The exercise price per share of each Option shall equal the greater of the Fair Market Value of a share of common Stock on the Grant Date or the par value per share of the Common Stock, if any, on the date of exercise of such option;

         (ii) Term. The term of each Option shall be for a period of ten (10) years from the Grant Date unless terminated earlier in accordance with the Plan;

         (iii) Time of Exercise. Unless an Option is terminated or the time of its exercisability is accelerated in accordance with the Plan, each Option shall be exercisable only to the extent of one-half of the number of shares of the Common Stock to which it relates on or after the first anniversary of its Grant Date and shall be exercisable to the extent of the remaining one-half of such shares only on or after the second anniversary of the Grant Date, so that the Options shall be exercisable in full only on or after the second anniversary of the Grant Date.

         (iv) Acceleration of Exercisability. Notwithstanding the schedule provided in subparagraph (iii) hereof, an Option shall become fully exercisable on\\upon the occurrence of the Grantee's death or withdrawal from the Board of Directors by reason of such Non-Employee Director's Disability or Retirement; and

         (v) Option Agreement. Each Option shall be evidenced by an Option Agreement substantially in the form attached to this Plan as Appendix A.


8.       Exercise of Options.

         (a) Each Option granted shall be exercisable in whole or in part at any time, or from time to time, during the Option term as specified in the Plan, provided that the election to exercise an Option shall be made in accordance with applicable Federal laws and regulations. Each Option may be exercised by delivery of a written notice to the company stating the number of shares to be exercised and accompanied by the payment of the Option exercise price therefore in accordance with this Article. The Grantee shall furnish the Company, prior to the delivery of any shares upon the exercise of an Option with such other documents and representations as the Company may require, to assure compliance with applicable laws and regulations.

         (b) No Option may at any time be exercised with respect to a fractional share. In the event that shares are issued pursuant to the exercise of an Option, no fractional shares shall be issued and cash equal to the Fair Market Value of such fractional share on the date of the delivery of the exercise notice shall be given in lieu of such fractional shares.

         (c) No shares shall be delivered pursuant to the exercise of any Option, in whole or in part, until qualified for delivery under such securities laws and regulations as the Board of Directors may deem to be applicable thereto and until payment in full of the Option price is received by the Company in cash, by check or in shares of Common Stock as provided in Article 9 hereof. Neither the holder of an Option nor such holder's legal representative, legatee, or distributee shall be or be deemed to be a holder of any shares subject to such Option unless and until a certificate or certificates therefore is issued in his or her name or a person designated by him or her.

9.       Stock as Form of Exercise Payment.

                  A grantee who owns shares of common Stock may elect to use the previously acquired shares, valued at the Fair Market Value on the last Business Day preceding the date of delivery of such shares, to pay all or part of the exercise price of an Option, provided, however, that such form of payment shall not be permitted unless at least one hundred shares of such previously acquired shares are required and delivered for such purpose and the shares delivered have been held by the Grantee for at least six months.

10.      Withholding Taxes for Awards.

                  Each Grantee exercising an Option as a condition to such exercise shall pay to the Company the amount, if any, required to be withheld from distributions resulting from such exercise under applicable Federal and State income tax laws ("Withholding Taxes"). Such

         Withholding Taxes shall be payable as of the date income from the award is includable in the Grantee's gross income for Federal income tax purposes (the "Tax Date"). The Grantee may satisfy this requirement by remitting to the Company in cash or by check the amount of such Withholding Taxes or a number of previously owned shares of common Stock having an aggregate Fair Market Value last of the last Business Day preceding the Tax Date equal to the amount of such Withholding Taxes.

11.      Transfer of Awards.

                  Options granted under the Plan may not be transferred except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code, and, during the Grantee's lifetime, may be exercised only by said Grantee or by said Grantee's guardian or legal representative, provided, however, that if Rule 16b-3 under the 1934 Act is amended to permit restricted or unrestricted transfers of derivative securities granted under plans intended to qualify for the exemption provided by such rule, then if permitted in accordance with such transferability restrictions imposed by Rule 16b-3 if any, as so amended, the options heretofore and hereafter granted under the Plan shall be transferable without payment of consideration, to immediate family members of the Grantee or to trusts or partnerships for such immediate family members.

12.      Death, Disability, Retirement and Termination of Director Status.

             (a) An Option which has not theretofore expired shall terminate at the time of the death of the Grantee or if the Grantee ceases to be a member of the Board, and no shares may thereafter be delivered pursuant to such Option, except that, subject to the condition that no Option may be exercised in whole or in part after the tenth anniversary of its Grant Date;

         (i) Upon termination of board membership of any such Grantee due to Disability or Retirement, the Grantee may, within a period of three years after the date of such termination, purchase some or all of the shares covered by the Grantee's Options which were exercisable immediately prior to such termination; and

         (ii) Upon termination of Board membership of any such Grantee due to any reason other than the Grantee's death, Disability or Retirement, the Grantee may, within three months after the date of such termination, purchase some or all of the shares covered by the Grantee's Options which were exercisable immediately prior to such termination, provided that, notwithstanding the foregoing, the Options of a Grantee shall automatically terminate as of the date his or her directorship is terminated, if terminated on account of any act of (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or an Subsidiary; and

         (iii) Upon the death of any such Grantee while serving on the Board or of any such disabled or retired Grantee within the above-referenced period, the person or persons to whom the rights under the Option are transferred by will or the laws of descent and distribution may, within twelve months after the date of the Grantee's death, exercise some or all of the Grantee's Options which were exercisable on the date of death by the Grantee.

13.      Change of Ownership.

                  In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation, or (c) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Company s hall give to each Non-Employee Director, at the time of adoption of the plan for liquidation, dissolution, merger, consolidation or reorganization, either (i) a reasonable time thereafter within which to exercise the Option, prior to the effectiveness of such liquidation, dissolution, merger, consolidation or reorganization, at the end of which time the Option shall terminate, or (ii) the right to exercise the Option (or a substitute Option) as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, merger, consolidation or reorganization.

14.      Adjustment Upon Changes in Capitalization.

             (a) Changes in Capitalization. If the number of shares of Common Stock of the Company as a whole are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to this Plan, and in the number, kind, and per share exercise price of shares of Common Stock subject to unexercised Options or portions thereof granted prior to any such change. Any such adjustment in an outstanding option, however, shall be made without a change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for ach share covered by the Option.

             (b) Acquisition. Upon a reorganization, merger or consolidation in which the Company is not the surviving corporation, or upon the sale of all or substantially all of the property of the Company to another corporation, provision shall be made in connection with such transaction for the assumption of the Plan and the Options theretofore granted by the success or corporation. Provision may, alternatively, be made for the substitution for such Options of new options of the successor corporation or a parent or subsidiary thereof. In any such case, appropriate adjustment as to the number and kind of shares and the per share exercise prices shall be made. No fractional shares of stock shall be issued under the Plan on account of any adjustment specified above.

             (c) Dissolution or Liquidation. Upon the dissolution or liquidation of the Company, this Plan and the Options issued thereunder shall terminate.

15.      Legal Restrictions.

                  The Company will not be obligated to issue shares of common Stock or make any payment if counsel to the Company determines that such issuance or payment would violate any law or regulation of any governmental authority or any agreement between the Company and any national securities exchange on which the common stock is listed. In connection with any stock issuance or transfer, the person acquiring the share s hall, if requested by the Company, give assurances satisfactory to counsel to the Company regarding such matters as the Company may deem desirable to assure compliance with all legal requirements. The Company shall in no event be obliged to take any action in order to cause the exercise of any aware under the Plan.

16.      No Rights as Shareholders.

                  No Grantee, and no beneficiary or other person claiming through a Grantee, shall have any interest in any share of Common Stock allocate for the purposes of the Plan or subject to any award until such shares of common Stock shall have been transferred to the Grantee or such person. Furthermore, the existence of awards under the Plan shall not affect: the right or power of the Company or its stockholders to make adjustments, recapitalizations, reorganization or other changes in the Company's capital structure; the dissolution or liquidation of the Company, or the sale or transfer of any part of its assets or business; or any other corporate act, whether of a similar character or otherwise.

17.      Board Membership.

                  Nothing in the plan or in any Option shall confer upon any Grantee any right to continue as a director of0 the Company or interfere in any way with the right of the Company's shareholders to remove a director at any time.

                                                                      APPENDIX A

                             STOCK OPTION AGREEMENT
                                    UNDER THE
                  BIRMINGHAM UTILITIES, INC. STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS


         Pursuant to Article 7 of the Birmingham Utilities, Inc. Stock Option Plan for Non-Employee Directors (the "Plan"), Birmingham Utilities, Inc. (the "Company"), this day of 20__, (the "Grant Date"), hereby grants to _____________ ("Director") a non-qualified stock option to purchase an aggregate of ________________ shares of the Common Stock of the Company at $ per share, on the terms and conditions hereinafter set forth and set forth in the Plan. This option will expire at the Company's close of business on ___________, 20___, unless sooner terminated in accordance with the terms of the Plan.

         1. The Company hereby grants to Director a non-qualified stock option (the "Option") to purchase on or before the expiration date indicated above, at the purchase price stated above, the number of shares of the Company's Common Stock set forth above. No option granted under the Plan shall be exercised or will vest unless and until the Plan is approved by the Company's shareholders and the Connecticut Department of Public Utility Control.

         2. The term of this Option shall commence on the date of this Agreement and shall terminate, unless sooner terminated by the terms of the Plan, at the close of business on the day preceding the tenth anniversary of the date of this Agreement as set forth above, if the Company is open for business on such day, or the close of the Company's business on the next preceding day that the Company is open for business. Unless the Option is terminated or the time of its exercisability is accelerated in accordance with the Plan, the Option shall be exercisable only to the extent of one-half of the number of shares of the Common Stock to which it relates on or after the first anniversary of its Grant Date set forth above and shall be exercisable to the extent of the remaining one-half of such shares only on or after the second anniversary of the Grant Date, so that the Option shall be exercisable in full only on or after the second anniversary of the Grant Date. This Option shall become immediately exercisable under the circumstances described in Section 7(b)(iv) of the Plan.

         3. This Option may be exercised, in whole or in part, by written notification delivered in person or by mail to the Secretary of the Company at its offices at 230 Beaver Street, Ansonia, Connecticut. Such notification shall specify the number of shares with respect to which the Option is being exercised and shall be accompanied by payment for such shares. The Secretary of the Company will provide Director with a form of exercise notice upon request. The Option may not be exercised with respect to a fractional share. Payment is to be made by check payable to the order of the Company or by one of the alternative methods of payment described in the Plan. No shares shall be sold or delivered hereunder until full payment for such shares has been made and all checks delivered in payment therefor have been collected. Director shall not have any rights of a shareholder with respect to any Common Stock received upon exercise of the Option until certificates for such Common Stock have been actually issued to Director in accordance with the terms hereof.

         4. The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock purchased upon the exercise of any part of this Option prior to (i) the admission of such shares to listing on any stock exchange on which the stock may then be listed, (ii) the completion of any registration or other qualification of such shares under any applicable law, rule or regulation, (iii) the obtaining of any consent or approval or other clearance from any governmental agency which the Company determines to be necessary or advisable, and (iv) the payment to the Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of this Option or the transfer of such shares thereupon. The Option shall be exercised and shares of the Company's Common Stock issued only upon compliance with the Securities Act of 1933, as amended (the "Act"), and any other applicable securities laws, and Director agrees to comply with any requirements imposed by the Committee. Because Director is an "affiliate" of the Company (as that term is defined in Rule 144 promulgated under the Act, and which generally includes directors), by accepting this Agreement, you agree that you will dispose of the stock acquired upon exercise of the Option only in compliance with Rule 144 or in such other manner as will not violate the Act and the rules and regulations promulgated thereunder, and any other applicable securities law.

         5. This Option is not transferable by Director otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code, and is exercisable, during Director's life, only by Director or by Director's guardian or legal representative, unless and to the extent transferability becomes permitted under the terms of the Plan. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void. This Option does not confer upon Director any right with respect to continuation of Director's service as a director of the Company or any of its subsidiaries, and will not interfere in any way with the right of the Company's shareholders or the shareholders of any of its Subsidiaries to terminate Director's service as a director.

         6. Upon the termination of Director's service as a member of the Board of Directors, the Director may exercise this Option, provided that it has vested, to the full extent of the number of the shares of Common Stock remaining under such Option, regardless of whether such Option was previously exercisable, in accordance with the conditions of Article 12 of the Plan.

         7. This Option shall be irrevocable during the Option period and its validity and construction shall be governed by the laws of the State of Connecticut. The terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which shall be controlling. You agree to execute such other agreements, documents or assignments as may be necessary to desirable to effect the purposes of this Agreement.

         8. The grant of this Option shall be binding and effective only if this Agreement is executed by or on behalf of the Company and by you and a signed copy is returned to the Company.

         9. All capitalized terms used in this Agreement which are not defined herein shall have the meaning given to them in the Plan unless the context clearly requires otherwise.


                                        BIRMINGHAM UTILITIES, INC.


                                        By ___________________________
                                           Its


         I hereby acknowledge receipt of the Stock Option (the "Option") granted on the date shown above, which has been issued to me under the terms and conditions of Birmingham Utilities, Inc. Stock Option Plan for Non-Employee Directors. I agree to conform to all of the terms and conditions of the Option and the Plan.

Date:___________________ Your Signature:____________________

                           Birmingham Utilities, Inc.
                                230 Beaver Street
                           Ansonia, Connecticut 06401

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Kenneth E. Schaible and James E. Cohen as proxies, each the with power to appoint his substitute, and hereby authorizes them to represent and to vote as designated on the reverse side all shares of common stock of Birmingham Utilities, Inc., held of record by the undersigned on April 2, 2001 at the annual meeting of shareholders to be held on May 9, 2001, or any adjournment thereof.

                   (Continued and to be signed on other side)

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                           BIRMINGHAM UTILITIES, INC.

                                   May 9, 2001

                 Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

A [X] Please mark your votes as in this example.

1.   To elect directors of the Company.             Nominees:   M.J. Adanti
                                                                M.J. Burt
     For all nominees listed at right,                          J.E. Cohen
     (Except as marked to the contrary below) [_]               A. da Silva
                                                                B. Henley-Cohn
     WITHHOLD AUTHORITY to vote for                             T. Klarides
     all nominees listed at right [_]                           A.J. Rivers
                                                                B.L. Sauerteig
                                                                K.E. Schaible
                                                                J. Tomac

(Instructions: To withhold authority to vote for any one or more individual nominees, write that nominee's name in the space provided below)


--------------------------------------------------------------------------------

                                                  FOR   AGAINST   ABSTAIN
2.   To approve the Birmingham                    [_]     [_]       [_]
     Utilities, Inc. 2000 Stock Option
     Plan for non-employee Directors.

3.   To approve the appointment of                [_]     [_]       [_]
     Dworken, Hillman, LaMorte &
     Sterczala, P.C., as the Independent
     Auditors of the Corporation.

4.   In their discretion, the proxies
     are authorized to vote upon such
     other business as may properly come
     before the meeting.

     This Proxy when properly executed
     will be voted in the manner directed
     herein by the undersigned
     shareholder. If no direction is
     made, this proxy will be voted FOR
     proposals 1, 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.



SIGNATURE(S)___________________DATE__________

SIGNATURE(S)___________________DATE__________
Signature  if jointly held


NOTE: Please sign exactly as name appears above. When shares held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full name by authorized officer or partner.